                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of Earliest Event Reported): February 26, 1998



                         PROVIDENT AMERICAN CORPORATION
             (Exact name of registrant as specified in its charter)


Pennsylvania                       0-13591                   23-2214195
(State or other                  (Commission              (I.R.S. Employer
jurisdiction of                  File Number)             Identification No.)
incorporation)



                2500 DeKalb Pike, Norristown, Pennsylvania 19404
                (Address of principal executive offices/Zip Code)



       Registrant's telephone number, including area code: (610) 279-2500



              Former name, former address, and former fiscal year,
                        if changed since last report: N/A







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Item 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT


(a)(1) On February 23, 1998 the Company engaged BDO Seidman, LLP to audit the Company's financial statements. The Company, during the two most recent fiscal years and the subsequent interim period prior to the engagement of BDO Seidman, LLP did not consult with BDO Seidman, LLP with regard to any of the matters listed in Regulation SK Items 304(a)(2)(i) or (ii).



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             PROVIDENT AMERICAN CORPORATION



                                             By: /s/ Benedict J. Iacovetti
                                                 -----------------------------
                                                 Benedict J. Iacovetti
                                                 Chief Financial Officer


February 26, 1998






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